                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM N-PX

               ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-2824

                         SAMARNAN INVESTMENT CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                214 NORTH RIDGEWAY DRIVE, CLEBURNE, TEXAS 76033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         GEORGE S. WALLS, JR., 214 N. RIDGEWAY DRIVE, CLEBURNE, TX 76033
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 641-7881

                      DATE OF FISCAL YEAR END: DECEMBER 31

                     DATE OF REPORTING PERIOD: JUNE 30, 2007

ITEM 1. PROXY VOTING RECORD:

Appended hereto as Exhibit A is the following information indicating for each matter relating to a portfolio security owned by the Registrant considered at any shareholder meeting held during the twelve month period ended June 30, 2007 with respect to which the Registrant was entitled to vote:

     (a)  The name of the issuer of the portfolio security;

     (b)  The exchange ticker symbol of the portfolio security;

     (c) The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

     (d)  The shareholder meeting date;

     (e)  A brief identification of the matter voted on;

     (f)  Whether the matter was proposed by the issuer or by a security holder;

     (g)  Whether the Registrant cast its vote on the matter;

     (h) How the Registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (i)  Whether the Registrant cast its vote for or against management.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SAMARNAN INVESTMENT CORPORATION


BY: /S/ GEORGE S. WALLS, JR.
    ---------------------------------
    GEORGE S. WALLS, JR., PRESIDENT,
    PRINCIPAL EXECUTIVE OFFICER

DATE: JULY 25, 2007

                                    EXHIBIT A

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
08/10/06 - A   POLO RALPH LAUREN CORP. *RL*             731572103                       06/26/06                 3,400

               1     Elect Directors                                For       For                  Mgmt

               2     Amend Omnibus Stock Plan                       For       Against              Mgmt

                                                        V.                    Vote
                        Recommendation We commend the company for expressly
                        forbidding the repricing of stock options under the plan.
                        However, the total cost of the company's plans of 11.90
                        percent is above the allowable cap for this company of 10.74 percent.

               3     Ratify Auditors                                For       For                  Mgmt

08/31/06 - S   WACHOVIA CORP. *WB*                      929903102                       07/11/06                 3,200

               1     Issue Shares in Connection with an             For       For                  Mgmt
                     Acquisition

                        Based on our review and terms of the transaction, particularly the strategic fit, we recommend that shareholders support the proposed issuance of shares.

               2     Amend Omnibus Stock Plan                       For       For                  Mgmt

                                                        V.                    Vote
                        Recommendation The total cost of the company's plans of 4.69 percent is within the allowable cap for this company of 5.79 percent. Additionally, this plan expressly forbids repricing.
                        Although Wachovia failed the burn-rate test, the board
                        commits that for fiscal years 2007 through 2009, the average run-rate for new grants will not exceed 2.46 percent of
                        common shares outstanding.

09/25/06 - A   GENERAL MILLS, INC. *GIS*                370334104                       07/27/06                 3,700

               1     Elect Directors                                For       For                  Mgmt

               1.1   Elect Director Paul Danos --- For

                        We recommend a vote FOR the directors with the exception of independent outsider Michael D. Rose. We recommend that
                        shareholders WITHHOLD votes from Michael D. Rose for poor
                        attendance.

               1.2   Elect Director William T. Esrey --- For

               1.3   Elect Director Raymond V. Gilmartin --- For

               1.4   Elect Director Judith Richards Hope --- For

               1.5   Elect Director Heidi G. Miller --- For

               1.6   Elect Director H. Ochoa-Brillembourg --- For

               1.7   Elect Director Steve Odland --- For


Mgmt Rec - Company Management Recommended Vote                            Page 1

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               1.8   Elect Director Kendall J. Powell --- For

               1.9   Elect Director Michael D. Rose --- For

               1.10  Elect Director Robert L. Ryan --- For

               1.11  Elect Director Stephen W. Sanger --- For

               1.12  Elect Director A. Michael Spence --- For

               1.13  Elect Director Dorothy A. Terrell --- For

               2     Ratify Auditors                                For       For                  Mgmt

               3     Approve Non-Employee Director Stock            For       For                  Mgmt
                     Option Plan

                                                        V.                    Vote
                        Recommendation The total cost of the company's plans of 6.23 percent is within the allowable cap for this company of 6.73 percent. Additionally, this plan expressly forbids repricing.

               4     Label Genetically Modified Ingredients         Against   Against              ShrHoldr

                        In this case, the proponent is seeking the labeling of
                        products, not an outright phase-out. ISS reviews proposals to label GE products on a case-by-case basis. While we generally support proposals that seek to provide shareholders with
                        greater disclosure regarding the risks associated with their investment, we believe that the practice of labeling every product that may contain genetically modified ingredients
                        would be a formidable task, particularly for companies that opt as end users or retailers for products that may contain genetically modified ingredients. Given the widespread
                        existence of these products, we question whether such an
                        initiative can be successfully and economically implemented.
                        Conversely, a broad approach of labeling all products as
                        "potentially containing GE ingredients" would be of limited use to consumers and shareholders. Therefore, based on
                        concerns with the associated costs and feasibility of
                        effectively implementing this resolution, ISS does not
                        believe that shareholder support is warranted.

10/27/06 - A   HARRIS CORP. *HRS*                       413875105                       09/01/06                 4,500

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

11/14/06 - A   AUTOMATIC DATA PROCESSING, INC. *ADP*    053015103                       09/15/06                 8,400

               1     Elect Directors                                For       For                  Mgmt

               2     Approve Executive Incentive Bonus              For       For                  Mgmt
                     Plan


Mgmt Rec - Company Management Recommended Vote                            Page 2

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        The performance measures included under the plan are
                        appropriate for the company given its line of business,
                        long-term strategic objectives, and industry-specific
                        measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent
                        outsiders who must certify attainment of these objective,
                        measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full
                        deductibility of all compensation paid reduces the company's corporate tax obligation.

               3     Ratify Auditors                                For       For                  Mgmt

11/14/06 - A   MICROSOFT CORP. *MSFT*                   594918104                       09/08/06                 7,500

               1     Elect Director William H. Gates, III           For       For                  Mgmt

               2     Elect Director Steven A. Ballmer               For       For                  Mgmt

               3     Elect Director James I. Cash, Jr., Ph.D.       For       For                  Mgmt

               4     Elect Director Dina Dublon                     For       For                  Mgmt

               5     Elect Director Raymond V. Gilmartin            For       For                  Mgmt

               6     Elect Director David F. Marquardt              For       For                  Mgmt

               7     Elect Director Charles H. Noski                For       For                  Mgmt

               8     Elect Director Helmut Panke                    For       For                  Mgmt

               9     Elect Director Jon A. Shirley                  For       For                  Mgmt

               10    Ratify Auditors                                For       For                  Mgmt

               11    Cease Product Sales that Can Be Used           Against   Against              ShrHoldr
                     to Violate Human Rights

                        In this case, the proponent is requesting that the company cease providing products that can be used to violate human or labor rights to foreign governments, departments, or
                        agencies. ISS is concerned with the potential negative impact that such actions could have on Microsoft's competitive
                        position and, ultimately, shareholder value. Moreover, the company has publicly outlined the issue in general, potential options that the company is evaluating, and its current
                        policies related to government regulations on free
                        expression. This information provides disclosure to
                        shareholders on the potential impact of this issue on the
                        company's operations and informs interested parties of
                        Microsoft's general approach to providing products and
                        services in such markets. Considering Microsoft's level of transparency on this issue as well as the nature of the
                        requested actions, ISS does not believe shareholder support for this resolution is warranted.

               12    Amend EEO Statement to Not                     Against   Against              ShrHoldr
                     Reference Sexual Orientation

                        Therefore, considering potential benefits that may be


Mgmt Rec - Company Management Recommended Vote                            Page 3

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        associated with Microsoft's existing policy, and the absence of information suggesting that there are significant costs or negative impacts associated with including reference to
                        sexual orientation in the EEO statement, we do not believe shareholder support for this resolution is warranted

               13    Establish Shareholder Advisory                 Against   Against              ShrHoldr
                     Committee

                        While we agree with the proponent that all shareholders are entitled to third-party proxy advice which is independent
                        from management, we are concerned that this proposal includes an inherent conflict of interest and creates a potential
                        legal liability to the corporation. Microsoft would be paying a proxy advisor directly for analysis of its own proxy
                        matters. The company may also be responsible for any errors or omissions contained in proxy analysis. ISS is also
                        concerned that this resolution could be expensive and
                        bureaucratic to administer. The proposal offers no details on how the bidding process and advisory firm selection would be handled or what hidden costs might be associated with these processes. Such additional corporate expenditures would be hard to justify considering analysis of proxy voting matters are currently readily available to the public from a variety of vendors, and barriers to entry are low.

02/07/07 - S   EQUITY OFFICE PROPERTIES TRUST           294741103                       12/28/06                 1,400

               1     Approve Merger Agreement                       For       For                  Mgmt

                        Conclusion Two rival bids have emerged for EOP. There have been topping of bids twice since the transaction with
                        Blackstone was first announced in November 2006. As of Jan.
                        25, 2007, the company announced that Blackstone revised its bid to the current superior offer of $54 per share. The
                        surprising increase of 11 percent in its offer price now
                        provides a 20.8-percent premium to the EOP share price prior to the initial deal announcement. Blackstone's all-cash bid provides speed and certainty to the closing of the
                        transaction. Blackstone also has matching rights to the
                        transaction. We recognize that EOP's share price is slightly above Blackstone's revised bid, which indicates the
                        possibility of a higher bid resulting from a bidding war.
                        Based on Blackstone's current superior offer, we recommend a vote in favor of the transaction. ISS will continue
                        monitoring the situation and will update our analysis
                        accordingly. We note


Mgmt Rec - Company Management Recommended Vote                            Page 4

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        that Vernando has until Jan. 31, 2006 to submit a revised bid and the possibility that we have not witnessed the last move in this transaction.

               2     Adjourn Meeting                                For       For                  Mgmt

                        Given the narrow scope of this proposal, and our support for this transaction, we recommend that shareholders support this proposal.

02/13/07 - A   ROCKWELL COLLINS, INC. *COL*             774341101                       12/15/06                 3,500

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

04/17/07 - A   CITIGROUP INC. *C*                       172967101                       02/21/07                 3,399

               1     Elect Director C. Michael Armstrong            For       For                  Mgmt

                        We recommend a vote FOR the directors.

               2     Elect Director Alain J.P. Belda                For       For                  Mgmt

               3     Elect Director George David                    For       For                  Mgmt

               4     Elect Director Kenneth T. Derr                 For       For                  Mgmt

               5     Elect Director John M. Deutch                  For       For                  Mgmt

               6     Elect Director Roberto Hernandez               For       For                  Mgmt
                     Ramirez

               7     Elect Director Klaus Kleinfeld                 For       For                  Mgmt

               8     Elect Director Andrew N. Liveris               For       For                  Mgmt

               9     Elect Director Anne Mulcahy                    For       For                  Mgmt

               10    Elect Director Richard D. Parsons              For       For                  Mgmt

               11    Elect Director Charles Prince                  For       For                  Mgmt

               12    Elect Director Judith Rodin                    For       For                  Mgmt

               13    Elect Director Robert E. Rubin                 For       For                  Mgmt

               14    Elect Director Franklin A. Thomas              For       For                  Mgmt

               15    Ratify Auditors                                For       For                  Mgmt

               16    Report on Government Service of                Against   Against              ShrHoldr
                     Employees

                        ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of
                        government procurement and decision-making. The knowledge of such employees can add real value to a company's operations.
                        ISS shares the proponent's concern for potential conflicts of interest at such companies; but in this case, the company
                        states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a
                        report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no
                        reason to support this request.


Mgmt Rec - Company Management Recommended Vote                            Page 5

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               17    Report on Political Contributions              Against   For                  ShrHoldr

                        Therefore, while ISS commends the company for its level of disclosure on political contributions, we are concerned about the lack of policy or transparency related to Citigroup's
                        trade association activities. As such, we recommend
                        shareholder support for this resolution.

               18    Report on Charitable Contributions             Against   Against              ShrHoldr

                        In this case, we note that Citigroup discloses a significant amount of the information requested by the proponent it its
                        Corporate Responsibility Report and in the Citigroup
                        Foundation's Annual Report. Moreover, some aspects of the
                        resolution, including determining the estimated or actual
                        benefits of each charitable contribution may be difficult to produce without significant speculation, and could place a significant burden on the company without providing
                        commensurate value to shareholders. Therefore, ISS does not recommend shareholder support for the resolution at this time

               19    Approve Report of the Compensation             Against   For                  ShrHoldr
                     Committee

                        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow
                        shareholders to express their opinions of executive
                        compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is
                        another step forward in enhancing board accountability.

               20    Report on Pay Disparity                        Against   Against              ShrHoldr

                        Although ISS generally recommends in favor of proposals that support performance-based compensation for executives, the system suggested in this shareholder proposal instead seeks to establish a cap on executive pay at 100 times the average salary of other Citigroup employees. Based on the arbitrary nature of this salary cap, and the fact that it does not
                        appear to encourage a strong link between the company's
                        performance and executive pay, we do not recommend
                        shareholder support for this resolution.

               21    Separate Chairman and CEO Positions            Against   Against              ShrHoldr

                        We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
                        Accordingly, the proposal does not warrant shareholder
                        support.


Mgmt Rec - Company Management Recommended Vote                            Page 6

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               22    Stock Retention/Holding Period                 Against   Against              ShrHoldr

                        In this case, Citigroup's current stock ownership
                        requirements serve as an effective tool for increasing
                        executive ownership of and accountability to the company. The proponent's recommendation of a five-year holding period for all options is arbitrary and should not be applied as a
                        blanket policy for all option grants at the company.

               23    Restore or Provide for Cumulative              Against   Against              ShrHoldr
                     Voting

                        Because the company meets all of the criteria listed above,
                        ISS does not believe that this proposal warrants shareholder support at this time.

               24    Amend Bylaws to Permit Shareholders            Against   For                  ShrHoldr
                     to Call Special Meetings

                        The proposal seeks to provide shareholders with the right to call special meetings, which we believe is in the best
                        interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at
                        least ten percent of the outstanding shares. ISS believes
                        that this is a reasonable threshold, consistent with many
                        state statutes. We believe that this item warrants
                        shareholder support.

04/18/07 - A   PG&E CORP. *PCG*                         69331C108                       02/20/07                 4,500

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Performance-Based and/or Time-Based            Against   Against              ShrHoldr
                     Equity Awards

                        Given that the company's long-term incentive compensation
                        program is substantially performance based according to ISS'
                        guidelines, and considering the fact that the company
                        attaches payment to specific pre-established performance
                        targets, we believe that the company's long-term compensation program sufficiently meets the proponent's requirements. As such, we believe shareholder support of this proposal is not warranted.

               4     Restore or Provide for Cumulative              Against   For                  ShrHoldr
                     Voting

                        The company does not meet all of the aforementioned corporate governance and performance criteria. Specifically, the
                        company does not have a majority vote standard in place with a plurality carve-out. Accordingly, the proposal warrants
                        shareholder support.


Mgmt Rec - Company Management Recommended Vote                            Page 7

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
04/23/07 - A   AMERICAN EXPRESS CO. *AXP*               025816109                       02/28/07                 3,100

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Approve Omnibus Stock Plan                     For       For                  Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 10 percent is equal to or less than the allowable cap for this company of 10 percent.
                        Additionally, this plan expressly forbids repricing.

               4     Provide for Cumulative Voting                  Against   For                  ShrHoldr

                        In this case, the company fails to meet all of the
                        aforementioned corporate governance and performance criteria.
                        Specifically, shareholders do not have the ability to call special meetings or act by written consent with 90 days'
                        notice. Accordingly, the proposal warrants shareholder
                        support.

04/24/07 - A   INTERNATIONAL BUSINESS                   459200101                       02/23/07                 1,900
               MACHINES CORP. *IBM*

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Reduce Supermajority Vote                      For       For                  Mgmt
                     Requirement

                        ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.

               4     Reduce Supermajority Vote                      For       For                  Mgmt
                     Requirement

                        ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.

               5     Reduce Supermajority Vote                      For       For                  Mgmt
                     Requirement

                        ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.

               6     Reduce Supermajority Vote                      For       For                  Mgmt
                     Requirement

                        ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.


Mgmt Rec - Company Management Recommended Vote                            Page 8

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               7     Restore or Provide for Cumulative              Against   For                  ShrHoldr
                     Voting

                        Although IBM does not fail the performance criteria specified, it does not meet all of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

               8     Evaluate Age Discrimination in                 Against   Against              ShrHoldr
                     Retirement Plans

                        ISS believes the scope of the proponent's proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to
                        shareholders. Accordingly, we recommend a vote AGAINST this proposal.

               9     Review Executive Compensation                  Against   For                  ShrHoldr

                        ISS believes that pension fund income can distort true
                        operating performance, which may be the basis for determining executive bonuses and performance-related pay rather than
                        gains from defined benefit plans. Shareholders should
                        therefore support proposals that would exclude pension
                        credits from calculations of executive compensation as this provides a cleaner measure for assessing actual performance.
                        Furthermore, the company is not precluded from including
                        pension credits from calculations of executive pay in the
                        future. Adopting this practice is a matter of good corporate governance practice.

               10    Report on Outsourcing                          Against   Against              ShrHoldr

                        Conclusion In this case, we note that IBM does outsource and continues to seek opportunities to outsource some positions to foreign markets where the company has determined that such actions would ultimately benefit the company and increase
                        shareholder value. Further, we note that due to increasing global demand for IT outsourcing, a number of the company's peers and competitors also pursue similar outsourcing
                        opportunities. Finally, we question whether or not detailed disclosure on the company's policies regarding job
                        outsourcing will provide benefits to shareholders
                        commensurate with the cost of preparing this report.
                        Therefore, ISS does not recommend support for this proposal at this time.

               11    Require a Majority Vote for the Election       Against   For                  ShrHoldr
                     of Directors

                        ISS notes that the proponent has crafted the proposal in a way that would afford the board the flexibility to address the status of incumbent director nominees


Mgmt Rec - Company Management Recommended Vote                            Page 9

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        who fail to receive a majority vote under a majority vote
                        standard. Further, the proposal allow for plurality vote
                        standard in contested elections where the number of director nominees exceeds the available board seats. We concur with the proponent that a majority vote standard (with a carve out for plurality in contested election) combined with the
                        company's current post-election director resignation policy would establish a more meaningful director election process.
                        As such, we believe this proposal warrants shareholder
                        support.

04/24/07 - A   NOBLE ENERGY, INC. *NBL*                 655044105                       03/13/07                 3,300

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Amend Stock Option Plan                        For       Against              Mgmt

                                                        VI.                   Vote
                        Recommendation Although the plan prohibits repricing, the
                        estimated shareholder value transfer of the company's plans of 7 percent is above the allowable cap for this company of 5 percent.

               4     Separate Chairman and CEO Positions            Against   Against              ShrHoldr

                        In this case, a substantial majority of the board members are independent outsiders and the key board committees include no insiders or affiliated outsiders. The company also has
                        established corporate governance guidelines. Further, when the positions of CEO and Chairman are combined, a lead
                        independent director is appointed (currently Michael A.
                        Cawley). The lead director: (a) presides at board meetings when the Chairman is not present, including at the executive sessions of independent directors; (b) serves as a liaison between the Chairman and independent directors; (c)
                        coordinates information sent to the board; (d) approves
                        meeting schedules to ensure sufficient time to cover all
                        agenda items; (e) is available for consultation and direct communication with major stockholders upon request; and (f)
                        performs such other functions and responsibilities as
                        requested by the board. As such, Noble Energy's lead director performs all of the duties outlined by ISS. With regard to the company's performance, Noble Energy has outperformed both the industry and its peers in both one- and three-year TSR.
                        In this case, the company meets all of the criteria in the counterbalancing structure described above. We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the


Mgmt Rec - Company Management Recommended Vote                           Page 10

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        proposal does not warrant shareholder support.

04/25/07 - A   WILLIS GROUP HOLDINGS LTD *WSH*          G96655108                       03/09/07                 5,100

               1     Elect Directors                                For       For                  Mgmt

               2     Approve Deloitte & Touche LLP as               For       For                  Mgmt
                     Auditors and Authorize Board to Fix
                     Their Remuneration

04/26/07 - A   ALEXANDER & BALDWIN, INC. *ALEX*         014482103                       02/16/07                 3,400

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Approve Omnibus Stock Plan                     For       For                  Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 7 percent is less than the allowable cap for this company of 9 percent. Additionally, this plan expressly forbids repricing.

04/26/07 - A   ARCH COAL, INC. *ACI*                    039380100                       03/01/07                 5,900

               1     Elect Directors                                For       For                  Mgmt

04/26/07 -     IPSCO INC. *IPS*                         462622101                       03/22/07                 1,800
A/S

               1     Elect Directors Michael A. Grandin,            For       For                  Mgmt
                     Juanita H. Hinshaw, Burton M. Joyce,
                     Jack D. Michaels, Bernard M.
                     Michel, Allan S. Olson, Arthur R.
                     Price, Richard G. Sim, David S.
                     Sutherland, Gordon G. Thiessen,
                     D. Murray Wallace and John B.
                     Zaozirny

               2     Approve Ernst & Young LLP as                   For       For                  Mgmt
                     Auditors and Authorize Board to Fix
                     Remuneration of Auditors

               3     Approve Shareholder Rights Plan                For       For                  Mgmt

04/26/07 - A   PFIZER INC. *PFE*                        717081103                       03/01/07                 7,300

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Restore or Provide for Cumulative              Against   For                  ShrHoldr
                     Voting

                        With regards to performance, Pfizer's one-year TSR of 15.20% was below the one-year TSR for


Mgmt Rec - Company Management Recommended Vote                           Page 11

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        the S&P 500 Index of 15.78% but above that of the GICS
                        peer group of 10.49%. The company's three-year TSR of -7.16%
                        underperformed both the S&P 500 Index's and the GICS peer
                        TSR totals for the same period of 10.43% and 6.45%,
                        respectively. As mentioned above, Pfizer experienced a change in the CEO position in 2006. In this case, however, Pfizer fails to meet some of the aforementioned corporate governance criteria. Specifically, shareholders may not act by written consent and call special meetings. Pfizer also does not
                        provide for a majority vote standard in director elections, including a carve-out for plurality voting in contested
                        situations. Although Pfizer does not fail the performance
                        criteria specified, it does not meet all of the
                        aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

               4     Report on Animal Testing Policies              Against   Against              ShrHoldr

                        Conclusion Given the company's current policies and level of disclosure on animal welfare and testing, the lack of recent, significant litigation related to the company's international testing programs, and questions over the scope and value to shareholders of the requested report, ISS does not believe shareholder support for this resolution is warranted.

               5     Amend Animal Welfare Policy                    Against   Against              ShrHoldr

                        Conclusion In this case, we note that Pfizer does provide
                        stakeholders with publicly available policies addressing
                        issues of animal welfare. These policies include commitment to treating animals with care and respect, strict compliance with applicable legislation, training programs for employees involved in animal testing and a discussion of oversight
                        mechanism through third-party audits. Further, ISS notes that the company expects all independent contractors conducting research on the company's behalf to adhere to the company's animal welfare principles. While these policies do not
                        address certain issues to the degree requested by the
                        proponent, they do appear to be comparable to policies at
                        other companies in the same industry. Moreover, there does not appear to be any recent, significant fines or litigation on the issue of animal welfare at Pfizer that indicate
                        systematic problems with the company's animal welfare
                        policies, or that suggest that the company lags behind
                        industry peers on the matter of animal welfare. Finally, ISS is concerned with the structure of this resolution. Beyond asking for a feasibility study evaluating the


Mgmt Rec - Company Management Recommended Vote                           Page 12

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        merits of amending the company's guidelines, compliance with this resolution also implies that the company must apply this policy to its contract laboratories, oversee adherence to the policy, and publish an annual report outlining contractor
                        compliance. These additional measures could place a
                        significant burden on the company or complicate the company's contractual agreements with the external laboratories that it retains for certain animal testing programs. As such, ISS
                        does not recommend stockholder support for this proposal.

               6     Require Director Nominee                       Against   Against              ShrHoldr
                     Qualifications

                        Given that the company has governance standards in place
                        which provide for independence, including a stock ownership policy for directors, ISS does not believe that adoption of the proposed guidelines would add additional value to
                        shareholders at this time.

05/01/07 - A   GARDNER DENVER, INC. *GDI*               365558105                       03/02/07                 5,100

               1     Elect Directors                                For       For                  Mgmt

               2     Amend Omnibus Stock Plan                       For       For                  Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 8 percent is less than the allowable cap for this company of 9 percent. Additionally, this plan expressly forbids repricing.

05/02/07 - A   APACHE CORP. *APA*                       037411105                       03/13/07                 2,706

               1     Elect Director Eugene C. Fiedorek              For       For                  Mgmt

                        We recommend a vote FOR the directors with the exception of
                        Patricia Albjerg Graham. We recommend that shareholders vote
                        AGAINST votes from Patricia Albjerg Graham for standing as an affiliated outsider on the Nominating Committee.

               2     Elect Director Patricia Albjerg Graham         For       Against              Mgmt

               3     Elect Director F. H. Merelli                   For       For                  Mgmt

               4     Elect Director Raymond Plank                   For       For                  Mgmt

               5     Approve Omnibus Stock Plan                     For       For                  Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids


Mgmt Rec - Company Management Recommended Vote                           Page 13

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        repricing.

               6     Company-Specific -- Reimbursement of           Against   Against              ShrHoldr
                     Proxy Expenses

                        While we are supportive of the spirit of this proposal, it fails to address the issue of reimbursement proportionate to success and reasonableness of amount that is not overly
                        burdensome to shareholders. As such, we do not believe that this item warrants shareholder support.

05/02/07 - A   THOMAS & BETTS CORP. *TNB*               884315102                       03/05/07                 1,600

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/02/07 - A   UNIT CORPORATION *UNT*                   909218109                       03/05/07                 3,700

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/03/07 - A   COLGATE-PALMOLIVE CO.                    194162103                       03/07/07                 3,200

               1     Elect Director John T. Cahill                  For       For                  Mgmt

               2     Elect Director Jill K. Conway                  For       For                  Mgmt

               3     Elect Director Ellen M. Hancock                For       For                  Mgmt

               4     Elect Director David W. Johnson                For       For                  Mgmt

               5     Elect Director Richard J. Kogan                For       For                  Mgmt

               6     Elect Director Delano E. Lewis                 For       For                  Mgmt

               7     Elect Director Reuben Mark                     For       For                  Mgmt

               8     Elect Director J. Pedro Reinhard               For       For                  Mgmt

               9     Ratify Auditors                                For       For                  Mgmt

               10    Amend Articles/Bylaws/Charter -- Call          Against   For                  ShrHoldr
                     Special Meetings

                        The proposal seeks to provide shareholders with the right to call special meetings, which we believe is in the best
                        interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at
                        least ten percent of the outstanding shares. ISS believes
                        that this is a reasonable threshold, consistent with many
                        state statutes. We believe that this item warrants
                        shareholder support.

               11    Pay for Superior Performance                   Against   For                  ShrHoldr

                        Conclusion While we commend Colgate-Palmolive for disclosing the specific performance measures and hurdles under its
                        annual bonus program, we recommend that the specific
                        weightings for the measures applicable to the executives with divisional responsibilities also be disclosed. We do not
                        believe that the company's long-term incentive program is
                        substantially performance-based. Per ISS'


Mgmt Rec - Company Management Recommended Vote                           Page 14

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        valuation of the performance mix, we compared the actual
                        number of shares (performance-based restricted stock vs.
                        options and time-vested restricted stock awards) granted in the past fiscal year and only 18 percent of the equity awards granted to named executive officers during that period were performance-based according to our guidelines. Therefore,
                        given that the company's long-term program for executives is not performance-based per ISS' guidelines and does not
                        sufficiently meet the proponent's requirements, we believe this item warrants shareholder support.

05/03/07 - A   WEINGARTEN REALTY INVESTORS *WRI*        948741103                       03/15/07                   900

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/04/07 - A   ZIONS BANCORPORATION *ZION*              989701107                       03/06/07                 2,100

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Other Business                                 For       Against              Mgmt

                        As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/07/07 -     MOTOROLA, INC. *MOT*                     620076109                       03/08/07                 9,500
PC

                     MANAGEMENT PROXY (WHITE CARD)

               1     Elect Directors                                For       Do Not
                                                                              Vote                 Mgmt

               2     Amend Qualified Employee Stock                 For       Do Not
                     Purchase Plan                                            Vote                 Mgmt

               3     Advisory Vote to Ratify Named                  Against   Do Not
                     Executive Officers' Compensation                         Vote                 ShrHoldr

               4     Claw-back of Payments under                    Against   Do Not
                     Restatements                                             Vote                 ShrHoldr

                     DISSIDENT PROXY (GOLD CARD)

               1     Elect Directors (Opposition Slate)             For       For                  Mgmt

               1.1   Elect Director Carl C. Icahn --- For

                        ISS Conclusion and Vote Recommendation We find that MOT has significantly underperformed its peers over recent quarters and by most accounts is expected to struggle the remainder of the year. Although the long-term historical picture is more favorable, the significant near-term deterioration argues for a new perspective on the board. MOT has an enviable position as the #2 player in the handset


Mgmt Rec - Company Management Recommended Vote                           Page 15

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------

                        business. Some argue, however, the company has fumbled
                        execution during one of the most robust markets for handsets in history. Since this is a contest for a minority position on the board, we do not have to decide whether or not the
                        dissident has a superior plan to the current plan of the
                        incumbents. We need merely to determine if the dissidents
                        could bring an alternative viewpoint to the board that is
                        likely to result in increased shareholder value. Because the company appears to be at an important inflection point with significant uncertainty about the company's current plan, we believe the presence of a new viewpoint may help to ensure that shareholder value is preserved. The company argues Icahn is not a technology expert and knows little about the
                        company's business, having just bought shares in January. We note, however, that many of the incumbent board members have no technology experience, and we presume most had little
                        knowledge of the company prior to joining the board. We
                        conclude that Icahn has a positive track record for creating shareholder value across a diverse universe of industries, whether as a board member or as an outside shareholder
                        activist. In our opinion, it's more likely than not Icahn
                        will act as a positive influence on the board by providing a fresh perspective from a shareholder's perspective. Based on the factors discussed above, on balance we conclude that the presence of Carl Icahn on the MOT board would likely prove beneficial to long-term shareholder value. The financial and operational performance of the company and the dissident's skill set and track record establish both the need for change and the dissident's ability to effect change. The specific details of the dissident plan are of less importance in this short-slate contest.

               1.2   Elect Director E. Zander --- For

               1.3   Elect Director D. Dorman --- For

               1.4   Elect Director J. Lewent --- For

               1.5   Elect Director T. Meredith --- For

               1.6   Elect Director N. Negroponte --- For

               1.7   Elect Director S. Scott, III --- For

               1.8   Elect Director R. Sommer --- For

               1.9   Elect Director J. Stengel --- For

               1.10  Elect Director D. Warner, III --- For

               1.11  Elect Director M. White --- For

               2     Amend Qualified Employee Stock                 None      For                  Mgmt
                     Purchase Plan


Mgmt Rec - Company Management Recommended Vote                           Page 16

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        ISS approves of this item because the plan complies with
                        Section 423 of the Internal Revenue Code, the number of
                        shares being added is relatively conservative, the offering period is reasonable, and there are limitations on
                        participation.

               3     Advisory Vote to Ratify Named                  For       For                  ShrHoldr
                     Executive Officers' Compensation

                        Conclusion ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is
                        another step forward in enhancing board accountability

               4     Claw-back of Payments under                    None      For                  ShrHoldr
                     Restatements

                        Conclusion ISS believes that the company has not fundamentally addressed the proponent's key concerns.
                        Therefore, ISS believes this proposal warrants shareholder vote and we recommend a vote FOR.

05/08/07 - A   EXELON CORP. *EXC*                       30161N101                       03/19/07                 3,300

               1     Elect Director Nicholas DeBenedictis           For       Against              Mgmt

                        We recommend a vote FOR the directors with the exception of independent outsiders Thomas J. Ridge and Nicholas
                        DeBenedictis. We recommend that shareholders vote AGAINST
                        Thomas J. Ridge for poor attendance. We also recommend that shareholders vote AGAINST Nicholas DeBenedictis for sitting on more than three boards while serving as an outside CEO.

               2     Elect Director Sue L. Gin                      For       For                  Mgmt

               3     Elect Director William C. Richardson,          For       For                  Mgmt
                     Ph.D.

               4     Elect Director Thomas J. Ridge                 For       For                  Mgmt

               5     Elect Director Don Thompson                    For       For                  Mgmt

               6     Elect Director Stephen D. Steinour             For       For                  Mgmt

               7     Ratify Auditors                                For       For                  Mgmt

               8     Declassify the Board of Directors              For       For                  Mgmt

                        ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.

               9     Submit Severance Agreement (Change             Against   For                  ShrHoldr


Mgmt Rec - Company Management Recommended Vote                           Page 17

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        in Control) to shareholder Vote

                        ISS notes that this shareholder proposal or a similar one has been adopted at publicly-traded companies, such as Mattel,
                        Starwood Hotels & Resort, American Electric Power, among
                        others. ISS believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive "pay for failure" packages that have been
                        witnessed at other companies.

05/08/07 - A   ITT CORP. *ITT*                          450911102                       03/12/07                 3,600

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/08/07 - A   PRUDENTIAL FINANCIAL INC *PRU*           744320102                       03/09/07                 2,000

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/09/07 - A   CADENCE DESIGN SYSTEMS,                  127387108                       03/21/07                11,200
               INC. *CDNS*

               1     Elect Directors                                For       For                  Mgmt

               2     Amend Stock Option Plan                        For       Against              Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 15 percent is above the allowable cap for this company of 12 percent. Additionally, the company's three-year average burn rate of percent is higher than its four-digit GICS peer group of 7.28 percent. Therefore, the company has also failed ISS's three-year average burn rate policy.

               3     Amend Stock Option Plan                        For       Against              Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 15 percent is above the allowable cap for this company of 12 percent. Additionally, the company's three-year average burn rate of percent is higher than its four-digit GICS peer group of 7.28 percent. Therefore, the company has also failed ISS's three-year average burn rate policy.

               4     Require a Majority Vote for the Election       Against   For                  ShrHoldr
                     of Directors

                        Director accountability is the hallmark of good


Mgmt Rec - Company Management Recommended Vote                           Page 18

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        governance. The board election process must ensure that
                        shareholders' expressions of dissatisfaction with the
                        performance of directors have meaningful consequences. A
                        majority vote standard transforms the director election
                        process from a symbolic gesture to a meaningful voice for
                        shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not
                        conflict with the state law where the company is
                        incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.

               5     Ratify Auditors                                For       For                  Mgmt

05/09/07 - A   CONOCOPHILLIPS *COP*                     20825C104                       03/12/07                 1,300

               1     Elect Director James E. Copeland, Jr.          For       For                  Mgmt

               2     Elect Director Kenneth M. Duberstein           For       For                  Mgmt

               3     Elect Director Ruth R. Harkin                  For       For                  Mgmt

               4     Elect Director William R. Rhodes               For       For                  Mgmt

               5     Elect Director J. Stapleton Roy                For       For                  Mgmt

               6     Elect Director William E. Wade, Jr.            For       For                  Mgmt

               7     Ratify Auditors                                For       For                  Mgmt

               8     Report on Political Contributions              Against   Against              ShrHoldr

                        Based on existing disclosure that ConocoPhillips provides
                        regarding its rationale, policies, and oversight mechanisms for corporate political contributions and trade association activities, and a lack of recent, significant litigation
                        related to such public policy activities, ISS does not
                        recommend shareholder support for this resolution.

               9     Report on Renewable Energy Sources             Against   Against              ShrHoldr

                        ISS believes that the company does sufficiently explain to its shareholders its rationale for its strategic business
                        decision relating to alternative energy. Specifically, we
                        believe that operational decisions involving specific
                        research policies, procedures, and capital investment
                        decisions should be the responsibility of management, so long as these decisions are guided by applicable legislation and appropriate internal policies. In light of ConocoPhillip's efforts to elucidate stakeholders about its renewable energy policy and its business rationale behind such policies; and, given its extensive publicly available discussions on
                        alternative energy, Co2 reduction initiative, and,


Mgmt Rec - Company Management Recommended Vote                           Page 19

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------

                        more broadly, on its initiatives surrounding climate change,
                        ISS believes that developing such a report would be largely duplicative of existing disclosure. While the company may not be investing in renewable energy commitments to the extent the proponents would choose to see, the company has recently demonstrated a commitment to evaluating the impact of the
                        risks of operating in a carbon-constrained world and the
                        company appears to be taking steps to mitigate its exposure to such risks. As such, ISS does not believe that this
                        proposal warrants shareholder support.

               10    Require Director Nominee                       Against   Against              ShrHoldr
                     Qualifications

                        Given that the company has governance standards in place
                        which provide for independence, accountability, and a focus on fiduciary duty among Conoco Phillips board members, ISS does not believe that adoption of the proposed guidelines
                        would add additional value to shareholders at this time.

               11    Report on Environmental Damage                 Against   For                  ShrHoldr
                     from Drilling in the National
                     Petroleum Reserve

                        In this case, we note that the resolution asks for disclosure on the impact of the company's operations in the NPR-A
                        originally protected by the ROD, including discussion on
                        refraining from drilling in this region. ISS agrees with
                        management that it may be inappropriate for the company to commit to refrain from operating in certain areas. Such
                        actions could limit the company's ability to take advantage of opportunities that would benefit the company and its
                        shareholders. That said, we believe that increased reporting on operations in sensitive or protected ecosystems is
                        warranted, especially in circumstances where there has been some controversy over the use of regions recently opened for oil and gas leases. As much of the information requested in these reports is already evaluated under the permitting
                        process, consolidation of a report should not be overly
                        burdensome or costly to the company. Conversely, such
                        disclosure could be beneficial for the company by mitigating reputational risk, improving stakeholder relations, and
                        communicating the company's proactive efforts to implement its policies to develop protected areas in a responsible
                        manner. Therefore, based on the limited cost of providing the report and potential value that such disclosure could provide for shareholders, ISS recommends support for this resolution.


Mgmt Rec - Company Management Recommended Vote                           Page 20

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               12    Report on Indigenous Peoples Rights            Against   Against              ShrHoldr
                     Policies

                        Considering that the company demonstrated commitment to work in concert with, and continue to improve relations with
                        stakeholders within the communities where it operates, and given its policies, the development of stakeholder engagement strategies, and its existing information relating to certain activities related to this issue; and, considering our
                        concerns over the scope, timeline, and value of additional disclosure beyond that which is included in the company's
                        filings and website, we do not recommend shareholder support for this resolution.

               13    Report on Community Impact of                  Against   Against              ShrHoldr
                     Operations

                        ISS notes that the company provides significant, detailed
                        reporting on its social and environmental impact including emissions, spills, and policies to promote sustainable
                        development. Moreover, the company is involved in certain
                        stakeholder initiatives that seek to include external
                        stakeholders in the company's evaluation of social and
                        environmental impact. Finally, the company has committed to expand and develop its reporting and operations as it
                        produces future sustainability reports. Considering the
                        existing disclosure and initiatives at the company, ISS does not believe that the additional reporting requested by this proposal would provide significant value for shareholders.
                        Therefore, based on current discussion related to social and environmental performance and initiatives the company has
                        taken to involve external stakeholders in its evaluation
                        processes, ISS does not believe that shareholder support for this resolution is warranted.

05/10/07 - A   HEALTH CARE PROPERTY                     421915109                       03/23/07                 1,200
               INVESTORS, INC. *HCP*

               1     Elect Directors                                For       Split                Mgmt

               1.1   Elect Director Mary A. Cirillo-Goldberg
                     --- For

                        We recommend a vote FOR the directors with the exception of affiliated outsiders Michael D. McKee. We recommend that
                        shareholders WITHHOLD votes from Michael D. McKee for
                        standing as an affiliated outsider on the Compensation
                        Committee.

               1.2   Elect Director Robert R. Fanning, Jr. ---
                     For


Mgmt Rec - Company Management Recommended Vote                           Page 21

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               1.3   Elect Director James F. Flaherty III --- For

               1.4   Elect Director David B. Henry --- For

               1.5   Elect Director Michael D. McKee --- Withhold

               1.6   Elect Director Harold M. Messmer, Jr. --- For

               1.7   Elect Director Peter L. Rhein --- For

               1.8   Elect Director Kenneth B. Roath --- For

               1.9   Elect Director Richard M. Rosenberg --- For

               1.10  Elect Director Joseph P. Sullivan --- For

               2     Ratify Auditors                                For       For                  Mgmt

               3     Pay For Superior Performance                   Against   For                  ShrHoldr

                        In this case, ISS notes that the company's annual
                        compensation program for named executives does not provide adequate disclosure concerning the specific hurdle rates or weightings for performance metrics, nor is it clear how
                        payouts are determined with respect to target performance.
                        Further, the long-term compensation program is not largely performance-based, and there is no disclosure of the specific hurdle rates and the corresponding payout levels for meeting minimum, target and maximum levels for each performance
                        metric. Accordingly, ISS believes that the company has not sufficiently established a pay-for-superior-performance
                        standard in its executive compensation programs. As such, ISS believes that shareholder support for this proposal is
                        warranted.

05/10/07 - A   SIMON PROPERTY GROUP, INC. *SPG*         828806109                       03/09/07                   400

               1     Elect Directors                                For       For                  Mgmt

               1.1   Elect Director Birch Bayh --- For

                        We recommend a vote FOR the directors with the exception of affiliated outsider J. Albert Smith, Jr. We recommend that shareholders WITHHOLD votes from J. Albert Smith, Jr. for
                        standing as an affiliated outsider on the Audit and
                        Nominating committees.

               1.2   Elect Director Melvyn E. Bergstein --- For

               1.3   Elect Director Linda Walker Bynoe --- For

               1.4   Elect Director Karen N. Horn, Ph.D. --- For

               1.5   Elect Director Reuben S. Leibowitz --- For


Mgmt Rec - Company Management Recommended Vote                           Page 22

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
               1.6   Elect Director J. Albert Smith, Jr. --- For

               1.7   Elect Director Pieter S. van den Berg --- For

               2     Ratify Auditors                                For       For                  Mgmt

               3     Pay for Superior Performance                   Against   For                  ShrHoldr

                        In this case, ISS notes that the company's annual
                        compensation program for named executives does not provide adequate disclosure concerning the specific performance
                        metrics or respective hurdle rates for performance, nor is it clear how payouts are determined with respect to target
                        performance. Further, though the long-term compensation
                        program is performance-based, there is no disclosure of the specific hurdle rates and the corresponding payout levels for meeting minimum, target and maximum levels for each
                        performance metric. Accordingly, ISS believes that the
                        company has not sufficiently established a
                        pay-for-superior-performance standard in its executive
                        compensation programs. As such, ISS believes that shareholder support for this proposal is warranted.

               4     Advisory Vote to Ratify Named                  Against   For                  ShrHoldr
                     Executive Officers' Compensation

                        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow
                        shareholders to express their opinions of executive
                        compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is
                        another step forward in enhancing board accountability.

               5     Submit Severance Agreement                     Against   For                  ShrHoldr
                     (Change in Control) to
                     shareholder Vote

                        ISS notes that this shareholder proposal or a similar one has been adopted at publicly-traded companies, such as Mattel,
                        Starwood Hotels & Resort, American Electric Power, among
                        others. ISS believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive "pay for failure" packages that have been
                        witnessed at other companies.

05/15/07 - A   ALLTEL CORP. *AT*                        020039103                       04/11/07                 2,900

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt


Mgmt Rec - Company Management Recommended Vote                           Page 23

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   --------  --------   --------   --------
05/15/07 - A   BOSTON PROPERTIES INC. *BXP*             101121101                       03/26/07                   400

               1     Elect Directors                                For       Withhold             Mgmt

               1.1   Elect Director Mortimer B. Zuckerman -- Withhold

                        We recommend withholding votes from all nominees.
                        We recommend shareholders WITHHOLD votes from Mortimer B.
                        Zuckerman, Carol B. Einiger and Richard E. Salomon for
                        failure to implement the shareholder proposal to declassify the board of directors.

               1.2   Elect Director Carol B. Einiger -- Withhold

               1.3   Elect Director Richard E. Salomon -- Withhold

               2     Approve Omnibus Stock Plan                     For       For                  Mgmt

                                                        VI.                   Vote
                        Recommendation The estimated shareholder value transfer of the company's plans of 4 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing. Note that ISS has adjusted the common shares outstanding to include outstanding operating partnership units. Typically, ISS would have excluded
                        operating partnership units from the common shares
                        outstanding as we deem them to be convertible equity and are not included in a company's market value, as noted in our
                        2007 policy updates. In this case, operating partnership
                        units have been granted to employees as part of LTIPs. ISS is interested to capture the portion of shareholders' equity
                        that is attributed to employee equity compensation.
                        Therefore, it is necessary to include operating partnership units in the analysis.

               3     Ratify Auditors                                For       For                  Mgmt

               4     Declassify the Board of Directors              Against   For                  ShrHoldr

                        The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can
                        entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces
                        dissidents and would-be acquirers to negotiate with the
                        incumbent board, which has the authority to decide on offers without a shareholder vote.

               5     Report on Energy Efficiency                    Against   For                   ShrHoldr

                        In this case, ISS notes that Boston Properties has responded to this shareholder request by recently providing general
                        information relating to its energy conservation initiatives and environmentally sound


Mgmt Rec - Company Management Recommended Vote                           Page 24

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        development practices through its 2007 proxy statement and its 2006 fiscal year annual report. This information does
                        provide some insight to shareholders about its commitments to energy efficiency. However, management does not provide the processes and strategies used to implement its various stated
                        energy efficiency improvement initiatives, and the company does not appear to set goals or provide performance metrics to assist in the monitoring of stated initiatives.
                        Considering increasing energy costs, shifting consumer
                        demands, and a changing regulatory landscape, ISS believes that the potential impact that this issue may have on the
                        company's long term performance may merit consideration. As such, we believe that Boston Properties and its shareholders can derive substantial benefit from developing a more
                        detailed, strategic system of reporting and disclosure to
                        assess energy efficiency opportunities, reduce current and future energy costs, and mitigate risk exposure related to carbon constraints that may apply across the company's
                        operations. Based on the potential benefits and limited cost associated with preparing the requested report, ISS
                        recommends that shareholders support this resolution.

05/15/07 - A   GETTY REALTY CORP. *GTY*                 374297109                       03/30/07                 1,400

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Other Business                                 For       Against              Mgmt

                        As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/15/07 - A   JPMORGAN CHASE & CO. *JPM*               46625H100                       03/16/07                 3,588

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Put Repricing of Stock Options                 Against   Against              ShrHoldr
                     to Shareholder Vote

                        ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive
                        proposal that could potentially prohibit the company from
                        compensating employees based upon their individual and
                        company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain
                        competent executive officers. Moreover, under the company's


Mgmt Rec - Company Management Recommended Vote                           Page 25

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------

                        corporate governance guidelines and existing equity plans, the company is prohibited from repricing options without shareholder proposal. As such, ISS does not feel that shareholder support of this proposal is warranted.

               4     Performance-Based and/or Time-Based            Against   For                  ShrHoldr
                     Equity Awards

                        In this case, ISS does not believe the proposal is overly
                        restrictive nor does it appear that a substantial portion of the company's equity awards are truly performance-based with some inherent risk of forfeiture. Therefore, we believe this proposal merits shareholder support.

               5     Advisory Vote to Ratify Named                  Against   For                  ShrHoldr
                     Executive Officers' Compensation

                        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow
                        shareholders to express their opinions of executive
                        compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is
                        another step forward in enhancing board accountability.

               6     Separate Chairman and CEO Positions            Against   Against              ShrHoldr

                        In this case, the company meets all of the criteria in the counterbalancing structure described above. We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

               7     Provide for Cumulative Voting                  Against   For                  ShrHoldr

                        In this case, the company fails to meet all of the
                        aforementioned corporate governance and performance criteria.
                        Specifically, the company does not have a majority vote
                        standard in place. Accordingly, the proposal warrants
                        shareholder support.

               8     Require a Majority Vote for the Election of    Against   For                  ShrHoldr
                     Directors

                        In this case, the company employs plurality standard in the election of directors with a post-election director
                        resignation policy in its Bylaws, which we do not believe it has substantially implemented this shareholder proposal on majority voting. ISS advocates that the director election
                        system give full effect to the shareholder franchise. A
                        majority vote standard (with carve out for plurality in
                        contested


Mgmt Rec - Company Management Recommended Vote                           Page 26

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        elections) coupled with the company's current postelection director resignation policy would establish a more meaningful director election process and would afford the board a
                        structure to address failed elections. Accordingly, this
                        proposal warrants shareholder support.

               9     Report on Political Contributions              Against   Against              ShrHoldr

                        In the case of JP Morgan Chase, ISS notes that the company provides a policy statement on political contributions on its corporate website. This document provides broad discussion on the company's rationale and strategy for political
                        contributions and public policy activities, as well as
                        information on JP Morgan's compliance and oversight
                        procedures. Additionally, the company has also publicly
                        disclosed a list of PAC contributions for 2006 and has
                        committed to continue to update the reporting annually. While this reporting does not meet the level of transparency
                        requested by the proponent, we believe that it does provide shareholders with sufficient information to evaluate the
                        company's policies, activities, and oversight mechanisms
                        related to political contributions and assess potential risks to their investment related to such actions. As such, we do not recommend shareholder support for this resolution.

               10    Report on Management Initiatives to Address    Against   Against              ShrHoldr
                     Links to Slavery and Human Rights Abuse

                        ISS is concerned with the broad nature of this resolution. We believe that the company has clearly disclosed information in this filing and in other public documents regarding its
                        public apology for its predecessor companies' association
                        with slavery and the scholarship fund that was established in
                        Louisiana. Beyond this specific issue, ISS is not aware of other initiatives by JP Morgan to broadly or specifically
                        address human rights abuses and questions the utility of
                        including this information in a separate report on this
                        subject. Therefore, based on concerns over the scope of this resolution and the existing disclosure provided by the
                        company, we do not believe that shareholder support is
                        warranted for this resolution.

05/15/07 - A   PROLOGIS *PLD*                           743410102                       03/12/07                   700

               1     Elect Directors                                For       Split                Mgmt

               1.1   Elect Director K. Dane Brooksher --- For


Mgmt Rec - Company Management Recommended Vote                           Page 27

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        We recommend a vote FOR the directors with the exception of independent outsider William D. Zollars. We recommend that shareholders WITHHOLD votes from William D. Zollars for
                        sitting on more than three boards.

               1.2   Elect Director Stephen L. Feinberg --- For

               1.3   Elect Director George L. Fotiades --- For

               1.4   Elect Director Christine N. Garvey --- For

               1.5   Elect Director Donald P. Jacobs --- For

               1.6   Elect Director Walter C. Rakowich --- For

               1.7   Elect Director Nelson C. Rising --- For

               1.8   Elect Director Jeffrey H. Schwartz --- For

               1.9   Elect Director D. Michael Steuert --- For

               1.10  Elect Director J. Andre Teixeira --- For

               1.11  Elect Director William D. Zollars --- Withhold

               1.12  Elect Director Andrea M. Zulberti --- For

               2     Ratify Auditors                                For       For                  Mgmt

05/16/07 - A   ARCHSTONE SMITH TRUST *ASN*              039583109                       03/26/07                   800

               1     Elect Directors                                For       For                  Mgmt

               2     Pay For Superior Performance                   Against   Against              ShrHoldr

                        In this case, the company's annual and long-term compensation programs for senior executives are substantially
                        performance-based under current ISS guidelines. Further, a substantial portion of the executives; short-term and
                        long-term incentives is benchmarked to the company's
                        performance against the NAREIT Apartment Index. Further, the company provides disclosure regarding the achievement levels at which certain awards were paid in the past. While we are concerned by the fact that the same performance criteria are used for both the cash bonus and RSU grants, we believe that the company has sufficiently fulfilled the objective of the proposal. As such, we do not believe that this item warrants shareholder support.

               3     Ratify Auditors                                For       For                  Mgmt


Mgmt Rec - Company Management Recommended Vote                           Page 28

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
05/16/07 - A   UNIVERSAL HEALTH SERVICES,               913903100                       04/05/07                 3,400
               INC. *UHS*

               1     Elect Directors                                For       For                  Mgmt

               1.1   Elect Director Robert H. Hotz --- For

                        For the holders of Class A and Class C common stock, we
                        recommend that you vote FOR independent outsider Robert H.
                        Hotz. For the holders of Class B and Class D common stock, we recommend that you vote FOR affiliated outsider Anthony
                        Pantaleoni and independent outsider Rick Santorum.

05/16/07 - A   WESTINGHOUSE AIR BRAKE                   929740108                       03/26/07                 6,400
               TECHNOLOGIES CORP *WAB*

               1     Elect Directors                                For       For                  Mgmt

05/17/07 - A   KIMCO REALTY CORP. *KIM*                 49446R109                       03/23/07                   900

               1     Elect Directors                                For       Split                Mgmt

               1.1   Elect Director Martin S. Kimmel --- For

                        We recommend a vote FOR the directors with the exceptions of insiders Milton Cooper, Michael J. Flynn, and David B. Henry,
                        and affiliated outsiders Richard G. Dooley and Frank
                        Lourenso. We recommend that shareholders WITHHOLD votes from
                        Richard G. Dooley for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for
                        failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Frank
                        Lourenso for standing as an affiliated outsider on the
                        Compensation and Nominating committees and for failure to
                        establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Milton Cooper, Michael
                        J. Flynn and David B. Henry for failure to establish a
                        majority independent board.

               1.2   Elect Director Milton Cooper --- Withhold

               1.3   Elect Director Richard G. Dooley --- Withhold

               1.4   Elect Director Michael J. Flynn --- Withhold

               1.5   Elect Director Joe Grills --- For

               1.6   Elect Director David B. Henry --- Withhold

               1.7   Elect Director F. Patrick Hughes --- For

               1.8   Elect Director Frank Lourenso ---


Mgmt Rec - Company Management Recommended Vote                           Page 29

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                     Withhold

               1.9   Elect Director Richard Saltzman --- For

               2     Company Specific-Equity-Related -- Increase    For       For                  Mgmt
                     Number of Shares of Authorized Stock to
                     Issue, Common Stock and Excess Stock

                        Since the requested increase of 450,000,000 shares of common stock is below the allowable threshold of 600,000,000 shares and the increase in excess shares assists in preserving the company's REIT status, we recommend that shareholders support this proposal.

               3     Ratify Auditors                                For       For                  Mgmt

05/17/07 - A   ONEOK, INC. *OKE*                        682680103                       03/19/07                 4,200

               1     Elect Directors                                For       For                  Mgmt

               2     Separate Chairman and CEO Positions            Against   Against              ShrHoldr

                        this case, Oneok meets all of the governance and performance criteria in the counterbalancing structure described above.
                        We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
                        Accordingly, the proposal does not warrant shareholder
                        support.

05/18/07 - A   DEAN FOODS COMPANY *DF*                  242370104                       03/23/07                 4,100

               1     Elect Directors                                For       For                  Mgmt

               2     Approve Omnibus Stock Plan                     For       Against              Mgmt

                                                        VI.                   Vote
                        Recommendation We commend the company for expressly
                        forbidding the repricing of stock options under the plan.
                        However, the company's three year average burn rate of 3.32 percent is higher than its four-digit GICS peer group of 2.91 percent. Therefore, the company has failed ISS's three-year average burn rate policy. Additionally, the estimated
                        shareholder value transfer of the company's plans of 13
                        percent is above the allowable cap for this company of 8
                        percent.

               3     Ratify Auditors                                For       For                  Mgmt

               4     Separate Chairman and CEO Positions            Against   For                  ShrHoldr

                        In this case, the company does not meet all of the criteria in the counterbalancing structure described above. We believe that the company's governance structure does not provide a satisfactory balance to a unified chairman and CEO position.
                        Accordingly, the proposal warrants shareholder


Mgmt Rec - Company Management Recommended Vote                           Page 30

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        support.

05/18/07 - A   MACY'S INC *M*                           31410H101                       03/23/07                 4,100

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Change Company Name                            For       For                  Mgmt

                        Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.

               4     Amend Executive Incentive Bonus Plan           For       For                  Mgmt

                        The performance measures included under the plan are
                        appropriate for the company given its line of business,
                        long-term strategic objectives, and industry-specific
                        measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent
                        outsiders who must certify attainment of these objective,
                        measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full
                        deductibility of all compensation paid reduces the company's corporate tax obligation.

               5     Approve Deferred Compensation Plan             For       For                  Mgmt

                        Although this plan reserves 250,000 shares for issue, it does not result in shareholder wealth transfer. Instead, it merely alters the medium through which participants are paid by
                        allowing such individuals to receive common shares in lieu of cash. The potential voting power dilution resulting from the shares reserved under this proposal is 0.05 percent. By
                        paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

05/18/07 - A   WASHINGTON GROUP                         938862208                       03/21/07                 3,200
               INTERNATIONAL INC *WNG*

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Company Specific--Adopt Majority               For       For                  Mgmt
                     Voting

                        We commend management for taking steps to implement a
                        majority vote standard for director elections for uncontested elections along with a director resignation policy. ISS
                        recommends that shareholders vote FOR this proposal.

               4     Provide for Cumulative Voting                  Against   Against              ShrHoldr


Mgmt Rec - Company Management Recommended Vote                           Page 31

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        In this case, the company fails to meet all of the
                        aforementioned corporate governance and performance criteria.
                        Specifically, the company does not have a majority vote
                        standard for director elections. Accordingly, the proposal warrants shareholder support.

05/22/07 - A   VORNADO REALTY TRUST *VNO*               929042109                       04/12/07                   400

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Require a Majority Vote for the Election       Against   For                  ShrHoldr
                     of Directors

                        Hence, we recommend that shareholders support this proposal.

05/24/07 - A   EQUITY RESIDENTIAL *EQR*                 29476L107                       03/30/07                   900

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

               3     Require a Majority Vote for the Election of    Against   For                  ShrHoldr
                     Directors

                        While the company has adopted a trustee resignation policy, we believe that the majority vote standard with the trustee resignation policy and a plurality standard for contested
                        elections is the benchmark to which companies should strive.

05/24/07 - A   MACQUARIE INFRASTRUCTURE CO LLC *MIC*    55607X108                       04/11/07                 4,700

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt

05/30/07 - A   EXXON MOBIL CORP. *XOM*                  30231G102                       04/05/07                 2,400

               1     Elect Directors                                For       For                  Mgmt

               1.1   Elect Director Michael J. Boskin --- For

                        That said; it does not appear to ISS that Boskin as an
                        individual has acted in a manner that is unresponsive or
                        inconsistent with ExxonMobil's guidelines for director
                        communications with shareholders. His responses, by directing investors to existing company reports and offering dialogue with ExxonMobil's senior management, do provide substantial disclosure into the company's policies and positions related to climate change. However, in ISS' opinion the issue at hand is a broader concern for the entire


Mgmt Rec - Company Management Recommended Vote                           Page 32

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        board, specifically related to the company's governance
                        procedures. ISS urges the company to consider amending its guidelines or adopting a consistent interpretation of its
                        policies that encourages more active dialogue between
                        shareholders and the independent members of the board. We
                        will continue to monitor ExxonMobil's actions to improve
                        shareholder access to the board and may consider future
                        proposals that call for a review of ExxonMobil's governance guidelines or procedures if investors continue to lack access to the company's independent directors. That said, we
                        do not believe that withholding votes from Boskin as an
                        individual director is warranted at this time.

               1.2   Elect Director William W. George --- For

               1.3   Elect Director James R. Houghton --- For

               1.4   Elect Director William R. Howell --- For

               1.5   Elect Director Reatha Clark King --- For

               1.6   Elect Director Philip E. Lippincott --- For

               1.7   Elect Director Marilyn Carlson Nelson --- For

               1.8   Elect Director Samuel J. Palmisano --- For

               1.9   Elect Director Steven S Reinemund --- For

               1.10  Elect Director Walter V. Shipley --- For

               1.11  Elect Director J. Stephen Simon --- For

               1.12  Elect Director Rex W. Tillerson --- For

               2     Ratify Auditors                                For       For                  Mgmt

               3     Restore or Provide for Cumulative Voting       Against   For                  ShrHoldr

                        In this case, the company does not have a majority vote
                        standard in director elections. Further, the number of
                        directors at any time may be increased or diminished by the vote of the board of directors as stated in the company's
                        certificate of incorporation. With respect to the stock
                        performance, the company has outperformed the index on the one-year and three year total shareholder requirements. In addition, there was a change in the CEO position in 2006.

                             The company fails to meet two of the aforementioned
                        corporate governance criteria. Accordingly, the proposal warrants shareholder support.

               4     Amend Articles/Bylaws/Charter - Call           Against   For                  ShrHoldr
                     Special Meetings

                        The proposal seeks to provide shareholders with the


Mgmt Rec - Company Management Recommended Vote                           Page 33

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        right to call special meetings, which we believe is in the best interests of shareholders. We note that the proposal
                        limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. ISS believes that this is a reasonable threshold, consistent with many
                        state statutes. We believe that this item warrants
                        shareholder support. Further, according to Exxon's bylaws, special meetings of the shareholders may be called by the
                        board of directors, the chairman of the board or the
                        president.

               5     Separate Chairman and CEO Positions            Against   For                  ShrHoldr

                        Overall, having an independent director serve as board chair is a matter of best governance practice. Adopting this
                        proposal would strengthen management accountability, build investor confidence, and ensure that the board has strong
                        independent leadership.

               6     Initiate Payment of Cash Dividend              Against   Against              ShrHoldr

                        In general, ISS believes that the decision to return excess cash to shareholders should be be best left to management.
                        While there are pros and cons for both dividends payments and share repurchase, the preference of one over the other is
                        largely a function of company's needs and an individual
                        investor's circumstances. Therefore, to mandate a policy on how the company should return its excess cash would limit
                        management's flexibility that is not warranted in this case and may not be in shareholders best interest. Therefore, ISS does not support this proposal.

               7     Advisory Vote to Ratify Named                  Against   For                  ShrHoldr
                     Executive Officers' Compensation

                        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow
                        shareholders to express their opinions of executive
                        compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is
                        another step forward in enhancing board accountability.

               8     Company-Specific- Amend Article IX of          Against   Against              ShrHoldr
                     the Corporation's by-laws

                        In evaluating the merits of this proposal, ISS considers how shareholders would benefit from this process. At Exxon Mobil, the Compensation Committee oversees compensation for the
                        senior


Mgmt Rec - Company Management Recommended Vote                           Page 34

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        executives, including their salary, bonus, and incentive
                        awards, as well as succession plans for key executive
                        positions. The Committee subsequently makes its
                        recommendation to the board. One of the merits of the
                        proposal is to ensure that the board is completely
                        responsible for CEO compensation decisions and is not
                        rubber-stamping the recommendations of the compensation
                        committee. However, ISS views the binding proposal being
                        restrictive, and it micromanages the process undertaken by the compensation committee. Requiring a super-majority voting standard and approval by the board would also undermine the authority and effectiveness of the compensation committee.
                        Further, ISS is not sure how shareholders would be informed if less than two-thirds of the board support the
                        recommendations of the compensation committee. Therefore, ISS does not believe this binding proposal warrants shareholder support.

               9     Review Executive Compensation                  Against   Against              ShrHoldr

                        ISS questions the utility to shareholders of a detailed
                        report disclosing and analyzing the balance between executive compensation and the pay of Exxon Mobil's lowest paid
                        employees over the last ten years. While we agree that
                        shareholders could benefit from continued, detailed review of the compensation committee's policies to control excessive
                        CEO pay, the specific information requested by this
                        resolution focuses more directly on the issue of pay
                        disparity within the company, and may result in a report that is arbitrary in nature, or provides limited meaningful
                        information to shareholders. As such, we do not recommend
                        shareholder support for this resolution.

               10    Limit Executive Compensation                   Against   Against              ShrHoldr

                        ISS believes that top five compensation should be linked to the company's performance. If the company has met or exceeded the target performance level, executives should be
                        remunerated for their efforts. Although we agree with the
                        principle of pay-for-performance in setting executive pay, we believe that limiting remuneration to $500,000 per year: (1)
                        is arbitrary, (2) does not resolve potential disconnects
                        between pay and performance, and (3) would be unduly
                        restrictive with respect to the company's compensation
                        strategies. As such, we recommend a vote AGAINST.

               11    Claw-back of Payments under Restatements       Against   For                  ShrHoldr

                        ISS recommends a vote FOR this proposal because the company has not adopted a formal claw-back


Mgmt Rec - Company Management Recommended Vote                           Page 35

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        policy that outlines the necessary actions that the
                        compensation committee will take to recoup all bonuses to
                        senior executives.

               12    Report on Political Contributions              Against   For                  ShrHoldr

                        ISS notes that Exxon Mobil has provided shareholders with
                        significant information to assess the company's general
                        policies and oversight mechanisms relating to its political activities. While ISS commends the company for this level of transparency into its corporate and PAC contributions, we are concerned that shareholders lack similar information relating to its trade association spending. Such disclosure could
                        assist shareholders in their assessment of the risks and
                        benefits associated with public policy activities through
                        politically active trade associations without significant
                        cost, burden, or strategic risk for the company. As such, ISS believes this proposal merits shareholder support.

               13    Amend Equal Employment Opportunity             Against   For                  ShrHoldr
                        Policy to Prohibit Discrimination Based
                        on Sexual Orientation

                        Given the fact that company's competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of
                        discrimination in its EEO statement prior to the merger with
                        Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual
                        orientation. As such, we recommend that shareholders vote for this resolution.

               14    Report on Environmental Accountability         Against   Against              ShrHoldr

                        In this case, the proponents are asking Exxon Mobil to
                        disclose information on how it is accountable for the
                        environmental impacts that its operations have on local
                        communities. Specifically, the shareholder is asking that the company discuss not only the negative impact of its
                        operations, but also details on how the company integrates community awareness into its policies and reporting. ISS
                        notes that the company is involved in several community
                        initiatives to improve social welfare or encourage ongoing dialogue with the company on issues of importance to
                        stakeholders, and provides information on these engagement policies and activities on the corporate website and through its reports. Moreover, the company provides a substantial
                        amount of disclosure on its environmental performance and
                        social initiatives. While this disclosure may not discuss
                        each issue recommended by the proponent, it does allow


Mgmt Rec - Company Management Recommended Vote                           Page 36

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        investors to clearly evaluate the policies and management
                        controls that the company has established to measure and
                        evaluate environmental performance and the impact of company operations on community stakeholders. Therefore, ISS does not believe that shareholder support for this resolution is
                        warranted.

               15    Report on Emission Reduction Goals             Against   For                  ShrHoldr

                        In this case, we note that the company has provided
                        shareholders with a significant amount of insight into its evaluation of the future of worldwide energy demand and the company's policies and activities to remain competitive in the global marketplace. Additionally, the company has made some significant improvements in increasing energy efficiency and decreasing emissions from its operations. That said, ISS notes that the company's policies do not appear to establish goals related to the reduction of GHG emissions from its
                        products and operations in the future. Considering Exxon
                        Mobil's global operations and the impact that proposed or
                        enacted state, national, and international legislation
                        related to reducing GHG emissions might have on the company,
                        ISS believes that such metrics may be useful for the company and its shareholders as a means of evaluating the company's ability to effectively respond to increasing public concern, shifting consumer demands and legislative activity on this matter. We further note that this resolution does not
                        prescribe specific goals or timelines for the company to
                        meet; rather it allows the company to flexibility to
                        establish targets that are appropriately balanced with the company's need to meet consumer demand and maintain
                        operational efficiency. Finally, considering the level of
                        research and disclosure that the company already provides
                        related to its current operational emissions and the future demand for energy sources, it does not appear that
                        establishing such goals and disclosing them as a part of its existing reporting would be overly costly or burdensome, or would place the company at a competitive disadvantage.
                        Therefore, while we commend the company for its current level of disclosure related to its policies and strategies, ISS
                        believes that the adoption of GHG emission goals for Exxon
                        Mobil's products and operations would be beneficial for both the company and its shareholders by providing insight into the company's ability to maintain its leadership position in the market by ensuring continued


Mgmt Rec - Company Management Recommended Vote                           Page 37

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        compliance with developing legislation related to GHG
                        emissions. As such, we recommend that shareholders support this resolution.

               16    Report on Carbon Dioxide Emissions             Against   Against              ShrHoldr
                     Information at Gas Stations

                        In this case, the proponent is requesting that the company disclose information on Co2 emissions from conventional
                        gasoline and diesel fuels on the fuel pumps. While ISS
                        believes it is beneficial for companies to provide thorough disclosure on issues that may impact shareholder value, we question the scope of this particular resolution as well as the utility that such information may have for consumers and
                        Exxon Mobil shareholders. Detailed information about the
                        carbon content and emissions associated with fuel for motor vehicles is readily available on the US Environmental
                        Protection Agency (EPA) website in segment of their overview of pollutants and programs entitled: Emission Facts: Average
                        Carbon Dioxide Emissions Resulting from Gasoline and Diesel
                        Fuel, as well as through other publicly available sources.
                        Additionally, complex variables in establishing the lifecycle
                        Co2 emissions of individual fuels, including the source of the original fossil fuel and the method of refining the raw materials into diesel or gasoline fuels all have significant impact on the total Co2 emissions of a fuel product and may make accurately evaluating and disclosing such information in a manner that is useful for consumers unfeasible. Therefore, based on questions over the feasibility and utility of the information requested, ISS does not believe that this
                        proposal merits shareholder support.

               17    Adopt Policy to Increase Renewable             Against   Against              ShrHoldr
                     Energy Portfolio

                        Exxon Mobil has long contended that it is an oil and gas
                        company, and that it is best positioned for future success in the marketplace by increasing its efficiency and reducing the emissions from traditional fossil fuel sources while
                        continuing to evaluate alternative sources that fit within the company's parameters for feasible and profitable
                        operations. As such, the fact that the company's investment in renewable energy sources is not as significant as those seen at its competitors appears consistent with the company's forecasts for the energy market and stated policy positions.
                        While some shareholders may not agree with Exxon Mobil's
                        strategy, ISS believes that the company has been transparent on its position related to renewable energy sources and has substantially explained the rationale that it


Mgmt Rec - Company Management Recommended Vote                           Page 38

                               VOTE SUMMARY REPORT
                           Jul 01, 2006 - Jun 30, 2007

SAMARNAN INVESTMENT CORPORATION

Mtg                                                                   Mgmt      Vote     Record                Shares
Date/Type               Company/Ballot Issues           Security      Rec       Cast      Date      Prpnent     Voted
----------     --------------------------------------   ---------   -------   -------   --------   --------   --------
                        believes supports its policies and activities. Therefore,
                        based on the company's existing level of disclosure and
                        concerns over the prescriptive nature of the proposed targets and timelines, ISS does not recommend shareholder support for this resolution.

06/05/07-A     ALPHARMA INC. *ALO*                      020813101                       04/09/07                 7,500

               1     Elect Directors                                For       For                  Mgmt

               2     Ratify Auditors                                For       For                  Mgmt


Mgmt Rec - Company Management Recommended Vote                           Page 39